EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Monmouth Community Bancorp (the "Company") on Form 10-QSB for the period ended September 30, 2003 (the "Report"), I, Anthony Giordano, III, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C.ss.78m(a) or 78o(d), and,

(2) the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003

                                                 /s/ Anthony Giordano, III
                                                 -------------------------------
                                                 Anthony Giordano, III
                                                 Chief Financial Officer